FOR IMMEDIATE RELEASE             NR10-14

DYNEGY INC. ANNOUNCES END OF “GO-SHOP” PERIOD

HOUSTON (September 23, 2010) – Dynegy Inc. (NYSE: DYN) today announced the expiration of the 40-day “go-shop” period during which Goldman, Sachs & Co. and Greenhill & Co., LLC, acting on Dynegy’s behalf as its financial advisors, solicited alternative proposals to the previously announced merger agreement, dated as of August 13, 2010, which contemplates the acquisition of Dynegy by Denali Parent Inc., an affiliate of The Blackstone Group L.P. (NYSE: BX).

During the “go-shop” period that ended at 11:59 p.m. (Eastern Time) on September 22, 2010, Dynegy’s financial advisors contacted 42 parties to determine whether they would be interested in exploring a transaction with Dynegy that would be superior to the proposed acquisition.  Of the 42 parties contacted, eight entered into confidentiality agreements with Dynegy and were provided with access to certain non-public information regarding Dynegy.  Despite this broad solicitation of interest, Dynegy did not receive any acquisition proposals during the “go-shop” period.

Dynegy has scheduled a special meeting of stockholders for November 17, 2010, to approve the merger agreement and expects the transaction to close by the end of November 2010.

About Dynegy Inc.

Through its subsidiaries, Dynegy Inc. produces and sells electric energy, capacity and ancillary services in key U.S. markets.  The power generation portfolio consists of approximately 12,200 megawatts of baseload, intermediate and peaking power plants fueled by a mix of natural gas, coal and fuel oil.  For more information, please visit www.dynegy.com.

About The Blackstone Group L.P.

Blackstone is one of the world’s leading investment and advisory firms. Its alternative asset management businesses include the management of private equity funds, real estate funds, hedge funds, credit-oriented funds, collateralized loan obligation vehicles (CLOs) and closed-end mutual funds. The Blackstone Group also provides various financial advisory services, including mergers and acquisitions advisory, restructuring and reorganization advisory and fund placement services. Further information is available at www.blackstone.com.

Cautionary Statement Regarding Forward-Looking Statements
This release contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements”.  All statements included or incorporated by reference in this release, other than statements of historical fact, that address activities, events or developments that we or our management expect, believe or anticipate will or may occur in the future are forward-looking statements.  These statements represent our reasonable judgment on the future based on various factors and using numerous assumptions and are subject to known and unknown risks, uncertainties and other factors that could cause our actual results and financial position to differ materially from those contemplated by the statements.  You can identify these statements by the fact that they do not relate strictly to historical or current facts.  They use words such as “anticipate”, “estimate”, “project”, “forecast”, “plan”, “may”, “will”, “should”, “expect” and other words of similar meaning.  In particular, these include, but are not limited to, statements relating to the following:  (i) the timing and anticipated benefits to be achieved through our 2010-2013 company-wide cost savings program; (ii) beliefs and assumptions relating to liquidity, available borrowing capacity and capital resources generally; (iii) expectations regarding environmental matters, including costs of compliance, availability and adequacy of emission credits, and the impact of ongoing proceedings and potential regulations or changes to current regulations, including those relating to climate change, air emissions, cooling water intake structures, coal combustion byproducts, and other laws and regulations to which we are, or could become, subject; (iv) beliefs about commodity pricing and generation volumes; (v) anticipated liquidity in the regional power and fuel markets in which we transact, including the extent to which such liquidity could be affected by poor economic and financial market conditions or new regulations and any resulting impacts on financial institutions and other current and potential counterparties; (vi) sufficiency of, access to and costs associated with coal, fuel oil and natural gas inventories and transportation thereof; (vii) beliefs and assumptions about market competition, generation capacity and regional supply and demand characteristics of the wholesale power generation market, including the anticipation of a market recovery over the longer term; (viii) the effectiveness of our strategies to capture opportunities presented by changes in commodity prices and to manage our exposure to energy price volatility; (ix) beliefs and assumptions about weather and general economic conditions; (x) beliefs regarding the U.S. economy, its trajectory and its impacts; (xi) projected operating or financial results, including anticipated cash flows from operations, revenues and profitability; (xii) beliefs and expectations regarding the Plum Point Project; (xiii) expectations regarding our revolver capacity, credit facility compliance, collateral demands, capital expenditures, interest expense and other payments; (xiv) our focus on safety and our ability to efficiently operate our assets so as to maximize our revenue generating opportunities and operating margins; (xv) beliefs about the outcome of legal, regulatory, administrative and legislative matters; (xvi) expectations and estimates regarding capital and maintenance expenditures, including the Midwest Consent Decree and its associated costs; and (xvii) uncertainties associated with the proposed transaction between Dynegy and an affiliate of Blackstone Capital Partners V L.P. (“BCP”), including uncertainties relating to the anticipated timing of filings and approvals relating to the proposed transaction and the sale by an affiliate of BCP of certain assets to NRG Energy, Inc. (the “NRG Sale”), the outcome of legal proceedings that have been or may be instituted against Dynegy and/or others relating to the merger agreement and/or the NRG Sale, the expected timing of completion of the proposed transaction, the satisfaction of the conditions to the consummation of the proposed transaction with an affiliate of BCP and the NRG Sale and the ability to complete the proposed transaction. Any or all of our forward-looking statements may turn out to be wrong.  They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond our control.

WHERE YOU CAN FIND MORE INFORMATION
In connection with the proposed merger of Dynegy with an affiliate of BCP (the “Merger”), Dynegy filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on September 3, 2010.  When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of Dynegy.  BEFORE MAKING ANY VOTING DECISION, DYNEGY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Dynegy’s stockholders will be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  Dynegy’s stockholders will also be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents by directing a request by mail or telephone to Dynegy Inc., Attn: Corporate Secretary, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, telephone: (713) 507-6400, or from the company’s website, http://www.dynegy.com.

PARTICIPANTS IN THE SOLICITATION

Dynegy and its directors and officers may be deemed to be participants in the solicitation of proxies from Dynegy’s stockholders with respect to the Merger.  Information about the company’s directors and executive officers and their ownership of the company’s common stock is set forth in the proxy statement for the company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 2, 2010.  Stockholders may obtain additional information regarding the interests of the company and its directors and executive officers in the Merger, which may be different than those of the company’s stockholders generally, by reading the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents regarding the Merger, when filed with the SEC.